EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                          Reporting Period: March 2002

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------
                                             Form         Document   Explanation
REQUIRED DOCUMENTS                            No          Attached    Attached
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements    MOR-1           X
--------------------------------------------------------------------------------
  Bank Reconciliation                        MOR-1 (CONT)    X
--------------------------------------------------------------------------------
  Copies of bank statements                                  X
--------------------------------------------------------------------------------
  Cash disbursement journals (attached to
    bank reconciliations)                                    X
--------------------------------------------------------------------------------
Statement of Operations                      MOR-2           X
--------------------------------------------------------------------------------
Balance Sheet                                MOR-3           X
--------------------------------------------------------------------------------
Status of Post Petition Taxes                MOR-4
--------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                 X
--------------------------------------------------------------------------------
  Copies of tax returns filed during
    reporting period                                         X
--------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts        MOR-4
--------------------------------------------------------------------------------
  Listing of aged accounts payable                           X
--------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging   MOR-5          N/A
--------------------------------------------------------------------------------
Debtor Questionairre                         MOR-5           X
--------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino CFO                              4/12/02
----------------------------------------                  -------
Signature of Debtor                                         Date

/s/ Catherine V. Merlino CFO                              4/12/02
----------------------------------------                  -------
Signature of Authorized Individual                          Date

Catherine V. Merlino CFO                                  4/12/02
----------------------------------------                  -------
Printed Name of Authorized Individual                       Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                         March 1, 2002 - March 31, 2002

                                ---------------------------------------------------------------------------------------------------
                                                         Bank Accounts
                                ------------------------------------------------------------------------                 Cumulative
                                                                                 Real                      Current         filing
                                   (1)       Payroll    Payroll   Multi-family  Estate   Rental   Edward    Period         to date
                                Operating     Boca      Fort Lee  Sales-Escrow   Tax     Agency    Glatz    Actual         Actual
                                ---------------------------------------------------------------------------------------------------
Cash 3/1/02                      4,613,707     5,207       6,904    5,276,487   95,479   28,335  150,060  10,176,108      2,998,777
                                ===================================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                      0              0
Transfers (from DIP accounts)    1,235,000    38,000     127,000                                           1,400,000     20,035,611
Management fees                                                                                                    0      1,050,516
Bookkeeping fees                                                                                                   0        686,500
General Partner fees                                                                                               0      1,259,798
Sterling National Bank     (2)                                                                                     0         (5,981)
Vendor refunds & expense reim-
  bursments                          4,209                                                                     4,209        461,808
Caton                               38,832                                                                    38,523        332,148
Notes, loans & other receivables    23,832                                                                    23,832      4,246,171
Sub-lease                                                                                                          0          7,300
Interest income                                                                                                    0        434,185
Construction funding
  reimbursements                                                                                                   0         73,376
Return of earnest money                                                                                            0         23,739
Lucinai Contribution                                                                                               0        261,557
Sale of Grand Court Assets                                                                                         0     10,834,144
Multi-family Sales                                                   (390,000)                              (390,000)     4,350,983
Transition service fee                                                                                             0        515,000
Interest income-Bankruptcy           2,459                              3,565       69       20      108       6,221        254,251
                                ---------------------------------------------------------------------------------------------------
Total Receipts                   1,304,023    38,000     127,000     (386,435)      69       20      108   1,082,785     44,821,106

Cash Disbursements:

Net Payroll and related taxes
  and expenses                               (38,697)   (126,322)                                           (165,019)    (7,523,665)
Insurance                          (15,406)                                                                  (15,406)      (999,937)
Administrative                    (267,426)                 (355)                                           (267,781)    (3,808,630)
Taxes                                                                                                              0       (403,399)
Other (see attached schedule)      (25,600)                                                                  (25,600)    (2,185,891)
Transfers (to DIP accounts)     (1,400,000)                                                               (1,400,000)   (20,035,611)
Restructuring Costs               (943,857)                                                                 (953,857)    (4,367,198)
US Trustee Quarterly Fees                                                                                          0        (54,250)
                                ---------------------------------------------------------------------------------------------------
Total Cash Disbursements        (2,652,289)  (38,697)   (126,677)           0        0        0        0  (2,817,663)   (38,378,581)
                                ---------------------------------------------------------------------------------------------------
Net Cash Flow                   (1,348,266)     (697)        323     (386,435)      69       20      108  (1,734,878)     5,442,525
                                ---------------------------------------------------------------------------------------------------
Cash March 31, 2002              3,265,441     4,510       7,227    4,890,052   95,548   28,355  150,168   8,441,302      8,441,302
                                ====================================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                       Total
                                                                   Disbursements
                                                                   -------------

Total Disbursements                                                   2,817,663
Less: Transfers to Debtor in Possession accounts                     (1,400,000)
Plus: Estate Disbursements made by outside sources                            0
                                                                   ------------
                                                                      1,417,663
                                                                   ============

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed

(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
March 1, 2002 - March 31, 2002

Disbursements-Other

Property Funding-operations          15,600 (1)
Purchase of lien                     10,000 (2)
                                    -------

                                     25,600
                                    =======

(1) Amount represents total advanced by debtor to two senior living properties to pay operating expenses, legal fees and insurance.
(2) Amount represents amounts advanced to various multi-family investing partnerships for preparation of the 2001 tax returns.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
March 31, 2002

Beginning Balance @3/01/02                                            18,985.15

Add:  Cash Receipts                                                1,400,000.00
Less: Cash Disbursements                                          (1,417,287.38)
                                                                  -------------

Book Balance @3/31/02                                                  1,697.77

Less: Deposits and transit
Add:  Outstanding Checks                                               32,033.18
                                                                  --------------

Bank Balance @3/31/02                                                  33,730.95
                                                                  ==============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
March 31, 2002

03/01/02     Transfer from Chase money market acct.                1,000,000.00
03/07/02     Transfer from Chase money market acct.                  160,000.00
03/12/02     Transfer from Chase money market acct.                   85,000.00
03/13/02     Transfer from Chase money market acct.                   25,000.00
03/20/02     Transfer from Chase money market acct.                   50,000.00
03/26/02     Transfer from Chase money market acct.                   80,000.00
                                                                   ------------

                                                                   1,400,000.00
                                                                   ============

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
March 31, 2002

Beginning Balance @3/01/02                                         4,594,724.42

Add:  Cash Receipts                                                   69,021.50
Less: Cash Disbursements                                          (1,400,000.00)
                                                                  -------------

Book Balance @3/31/02                                              3,263,745.92

Less: Deposits in Transit-
Add:  Outstanding Checks-
                                                                   ------------

Bank Balance @3/31/02                                              3,263,745.92
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
March 31, 2002

                                                                         GCL
                                                                      ----------

Caton                                                    03/04/02      34,120.06
COBRA receipts                                           03/05/02       1,270.13
Caton-insurance refund                                   03/05/02       4,402.59
Reimb expenses                                           03/11/02          39.00
Tax refund                                               03/17/02          49.39
Cashflow                                                 03/18/02       3,681.64
COBRA receipts                                           03/20/02       2,850.65
Batchelor receivable                                     03/26/02      24,150.00
Interest Income                                          03/31/02       2,458.04


                                                                      ----------
                                                                       69,021.50
                                                                      ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
March 31, 2002

                Vendor                                                   Check
Check No          Name                      Reference                     Date       Amount
---------------------------------------------------------------------------------------------
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/01/02  1,000,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/07/02    160,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/12/02     85,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/13/02     25,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/20/02     50,000.00
Debit      Grand Court     Transfer to Chase Business Checking Acct.    03/26/02     80,000.00
                                                                                  ------------

                                                                                  1,400,000.00
                                                                                  ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

Bank Atlantic-Boca Payroll
                                                                         2002
                                                                         March

BOOK BAL BEGINNING                                                     5,205.92

CR - PER G/L
                                                     WT fm Chase      19,000.00
                                                     WT fm Chase      19,000.00

CD-PAYROLL-per ADP                                      3/14/02      (19,348.54)
                                                        3/29/02      (19,348.56)

CD-S/C

BOOK BAL ENDING                                                        4,508.82
                                                                  =============

DIT:

O/S:                                                 ck#3649           1,927.86
                                                     ck#3650           5,873.62

                                                                       7,801.48

BANK BALANCE                                                          12,310.30
                                                                  =============

Per Bank Statement                                                    12,310.30

                                                                          (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
                                                                       Mar 02

BOOK BAL BEGINNING                                                     6,907.56

CR - PER G/L                                         WT fm Chase      17,000.00
                                                     WT fm Chase      60,000.00
                                                     WT fm Chase      50,000.00
CD-PAYROLL-per ADP sheets                                            (41,156.33)
                                                                     (24,521.79)

Payroll taxes                                                        (33,261.52)
Payroll taxes                                                        (23,501.83)
Payroll taxes                                                         (1,256.73)

Garnishments                                         ck#1346          (1,311.50)
Garnishments                                         ck#1347          (1,311.50)
Garnishments
safety deposit box
Other-ADP charges                                                       (265.03)
Other-ADP charges                                                        (34.00)
Other-ADP charges                                                        (55.87)
Other-ADP charges
Other-ADP charges

CD-S/C

BOOK BAL ENDING                                                        7,231.46
                                                                  =============

DIT:

O/S:
                                                     ck#3639           2,760.44
                                                     ck#3640           1,746.50
                                                     ck#3644           5,570.81
                                                     ck#1347           1,311.50

Total Outstanding Checks                                              11,389.25

BANK BALANCE                                                          18,620.71
                                                                  =============

Per Bank Statement                                                    18,620.71

                                                                          (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
March 31, 2002

Beginning Balance @3/01/02                                         5,276,487.29

Add:  Cash Receipts-sales proceeds
Add:  Cash Receipts-interest income                                    3,565.22
Less: Transfer to escrow-Hialeah sales proceeds                     (390,000.00)
                                                                   ------------

Book Balance @3/31/02                                              4,890,052.51

Less: Deposits in Transit                                                  0.00
Add:  Outstanding Checks                                                   0.00
                                                                   ------------

Bank Balance @3/31/02                                              4,890,052.51
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
March 31, 2002

Beginning Balance @3/01/02                                             95,479.65

Add:  Cash Receipts-Interest Income                                        68.95
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @3/31/02                                                  95,548.60

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @3/31/02                                                  95,548.60
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
March 31, 2002

Beginning Balance @3/01/02                                             28,334.75

Add:  Cash Receipts                                                        20.46
Less: Cash Disbursements
                                                                       ---------

Book Balance @3/31/02                                                  28,355.21

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                       ---------

Bank Balance @3/31/02                                                  28,355.21
                                                                       =========

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-68
March 31, 2002

Beginning Balance @3/01/02                                            150,059.81

Add:  Transfer from Chase Money Market
Less: Cash Receipts-interest income                                       108.37

                                                                      ----------

Book Balance @3/31/02                                                 150,168.18

Less: Deposits in Transit                                                   0.00
Add:  Outstanding Checks                                                    0.00
                                                                      ----------

Bank Balance @3/31/02                                                 150,168.18
                                                                      ==========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                         March 1, 2002 - March 31, 2002

                                                              Cumulative Filing
                                                  03/31/02         to Date
                                                 ------------------------------

Revenues:

Management Fee Income                                       0         2,279,074
General Partner Fees                                        0           304,645
Interest Income                                        38,197        11,161,398
Deferred Profit Earned                                 46,823         1,152,497
Loss from Wholly-Owned Subsidiaries                         0        (3,291,473)
Loss from Joint Ventures                                    0        (1,345,158)
Other Income                                                0           515,000
                                                 ------------------------------

Total Revenues                                         85,020        10,775,983

Administrative Expenses:

Travel                                                     64            97,437
Telephone                                               3,369           313,453
Federal Express                                         1,654            74,128
Postage                                                     0            41,872
Office Supplies & Expense                               4,261           288,531
Outside Storage                                         1,665            39,621
Miscellaneous                                               0            42,246
ADP                                                       355            16,926
Legal & Accounting                                          0           297,855
Licenses & Filing Fees                                  1,552            52,740
Recruitment                                                 0             8,855
Printing                                                    0             8,765
Caton Expenses                                          1,465           398,814
Rent                                                   24,447         1,142,421
Computer Equipment Maintenance                          1,442           187,255
Insurance                                              10,648           838,433
Equipment Leases                                        3,591           158,101
Office Salaries and expenses                          167,967         7,444,460
Director's Fees                                             0             9,500
Interest                                                    0            25,874
Corporate Taxes                                         1,069           322,667
Amortization                                                0           757,925
                                                 ------------------------------

Total Administrative Expenses                         223,549        12,570,879
                                                 ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)               (256,000)       26,155,726
                                                 ------------------------------

Total Expenses                                        (32,451)       38,726,605
                                                 ------------------------------

Net Income(Loss) Before Reorganization Expenses       117,471       (27,950,622)
                                                 ------------------------------

Restructuring Expenses:
Administrative fees                                    (9,596)         (402,211)
Professional fees                                    (291,000)       (4,451,515)
US Trustee Quarterly Fees                                   0           (54,250)
Interest Earned on Accumulated Cash
   from Chapter 11                                      6,221           254,252
                                                 ------------------------------

Total Reorganization Expenses                        (294,375)       (4,653,724)
                                                 ------------------------------

Net Income(Loss)                                     (176,904)      (32,604,346)
                                                 ==============================

Note (1):

(a) Net loss due to loss of properties for the month of March represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's liability.

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(c) The fiscal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                 March 31, 2002

                                                  Book Value        Book Value
                                                   at end of       on Petition
                                                     Month             Date
                                              ---------------------------------

Assets:

Cash                                                8,441,302         2,998,777
Notes & Receivables                               171,722,531       227,986,234
Investments                                         3,925,692        16,099,729
Construction in Progress                                    0           739,486
Furniture & Equipment-net                              49,313         4,658,158
Other Assets                                       16,638,251        18,526,143
                                              ---------------------------------

Total Assets                                      200,777,089       271,008,527
                                              =================================

Liabilities Not Subject to Compromise:

Accounts Payable                                      282,429           549,781
Professional Fees                                     771,476                --
                                              ---------------------------------

Total Post-Petition Liabilities                     1,053,905           549,781
                                              ---------------------------------

Deferred Income                                    43,448,482        67,403,696
Deferred Rent Obligations                                  --         2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       90,606,009       106,385,512
Priority Debt                                         217,279           486,635
Unsecured Debt                                     88,414,880        84,197,250
                                              ---------------------------------

Total Pre-Petition Liabilities                    179,238,168       191,069,397
                                              ---------------------------------

Stockholders' Equity:

Common Stock                                          178,000           178,000
Treasury Stock                                     (1,579,817)       (1,579,817)
Paid-in-Capital                                    75,350,594        75,053,000
Accumulated Deficit                               (57,091,480)      (57,190,813)
Net (loss) for period                             (39,820,763)       (7,216,422)
                                              ---------------------------------

Total Stockholders' Equity                        (22,963,466)        9,243,948
                                              ---------------------------------

Total Liabilities & Stockholders' Equity          200,777,089       271,008,527
                                              =================================

                           Case Number: 0O-32578(NLW)
                      Reporting Period: Month of March 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                             Beginning     Amount                                               Ending
                                Tax       Withheld     Amount      Date          Check No        Tax
                             Liability   or Accrued     Paid       Paid           or EFT      Liability
                          -----------------------------------------------------------------------------
Federal

Withholding                     (0)        28,400      28,400   3/15,3/29       see attached        (0)
FICA-Employee                   (0)         9,628       9,628   3/15,3/29       see attached        (0)
FICA-Employer                   (0)         9,628       9,628   3/15,3/29       see attached        (0)
Unemployment                     0              4           4   3/15,3/29                            0
Income                           0                                                                   0
Other:                           0                                                                   0
                          -----------------------------------------------------------------------------
  Total Federal Taxes            0         47,660      47,660               0              0         0
                          -----------------------------------------------------------------------------

State & Local

Withholding                      0          8,129       8,129   3/15,3/29       see attached         0
Sales
Excise
Unemployment                     0            974         974   3/15,3/29       see attached         0
Real Property
Personal Property
Other
                          -----------------------------------------------------------------------------
  Total State & Local            0          9,103       9,103               0              0         0
                          -----------------------------------------------------------------------------

Total Taxes                     (0)        56,763      56,763               0              0         0
                          =============================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                        Reporting period: March 31, 2002

                                                   Number of Days Past Due
                            Current    0-30    31-60   61-90   Over 90    Total
                            ----------------------------------------------------

Accounts Payable                      19,074     51      0      19,191    38,317
Accrued expenses                                                19,805    19,805
Taxes Payable                24,014                                       24,014
Other                       194,479                              5,814   200,293
                            ----------------------------------------------------

Total Post Petition Debts   218,493   19,074     51      0      44,810   282,429
                            ====================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - March 2002

Debtor Questionaire
                                                                  Yes         No
--------------------------------------------------------------------------------

1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If
      yes, provide an explanation below.                                      X

--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                           X

--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                          X

--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no,
      provide an explanation below.                                 X

--------------------------------------------------------------------------------